EXHIBIT 99.4
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                           GSAA 05 11

==============================================================================


----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Current Principal Balance          Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
$50,000 & Below                            6       $216,900         0.04%          6.531           699        $36,150
$50,001 - $75,000                         22      1,452,908          0.27          6.665           715         66,041
$75,001 - $100,000                        50      4,499,650          0.85          6.198           724         89,993
$100,001 - $125,000                       87      9,984,593          1.88          6.242           711        114,765
$125,001 - $150,000                      113     15,648,543          2.94          6.123           718        138,483
$150,001 - $200,000                      176     31,126,285          5.85          6.080           718        176,854
$200,001 - $250,000                      178     40,281,058          7.57          5.963           717        226,298
$250,001 - $300,000                      142     39,081,489          7.35          5.959           715        275,222
$300,001 - $350,000                      107     34,893,460          6.56          5.967           712        326,107
$350,001 - $400,000                      164     62,063,716         11.67          5.880           722        378,437
$400,001 - $450,000                      173     73,690,352         13.85          5.941           722        425,956
$450,001 - $500,000                      130     61,916,810         11.64          5.912           720        476,283
$500,001 - $550,000                       66     34,778,701          6.54          5.881           729        526,950
$550,001 - $600,000                       64     36,816,998          6.92          5.833           723        575,266
$600,001 - $650,000                       52     32,859,139          6.18          5.925           731        631,907
$650,001 - $700,000                       13      8,759,500          1.65          5.939           732        673,808
$700,001 - $750,000                       16     11,704,370          2.20          5.984           738        731,523
$750,001 - $800,000                        5      3,910,200          0.73          6.079           726        782,040
$800,001 - $850,000                        3      2,508,000          0.47          5.543           770        836,000
$850,001 - $900,000                        6      5,268,000          0.99          5.463           734        878,000
$900,001 - $950,000                        1        932,000          0.18          6.000           681        932,000
$950,001 - $1,000,000                     11     10,943,249          2.06          5.490           730        994,841
$1,000,001 - $1,500,000                    4      5,488,329          1.03          6.096           691      1,372,082
$1,500,001 & Above                         2      3,220,000          0.61          6.692           667      1,610,000
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Current Principal Balance        Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
$50,000 & Below                         71.76%        91.19%         64.82%         0.00%
$50,001 - $75,000                        75.77         92.99          39.10         23.88
$75,001 - $100,000                       78.88         94.84          39.91         55.37
$100,001 - $125,000                      78.81         93.80          40.49         48.53
$125,001 - $150,000                      78.85         94.83          44.77         62.50
$150,001 - $200,000                      79.06         94.26          34.00         61.44
$200,001 - $250,000                      78.96         94.76          35.78         80.71
$250,001 - $300,000                      79.28         95.03          28.00         73.80
$300,001 - $350,000                      78.71         95.02          27.97         89.07
$350,001 - $400,000                      78.89         95.83          26.90         90.24
$400,001 - $450,000                      78.27         94.27          18.10         90.24
$450,001 - $500,000                      78.85         94.88          23.03         95.42
$500,001 - $550,000                      78.28         94.40           9.13         93.91
$550,001 - $600,000                      79.04         93.84          15.57         90.59
$600,001 - $650,000                      76.53         93.45          13.62         94.21
$650,001 - $700,000                      73.49         90.00          23.33         92.47
$700,001 - $750,000                      76.65         92.19          24.80         87.35
$750,001 - $800,000                      71.35         83.68          39.82         79.95
$800,001 - $850,000                      79.62         88.50           0.00        100.00
$850,001 - $900,000                      76.57         87.27          50.34        100.00
$900,001 - $950,000                      80.00        100.00         100.00        100.00
$950,001 - $1,000,000                    69.65         81.54          36.53        100.00
$1,000,001 - $1,500,000                  67.00         78.33          48.44        100.00
$1,500,001 & Above                       70.00         83.04         100.00        100.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Current Rate                       Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
4.50 & Below                               3     $1,835,989         0.35%          4.484           767       $611,996
4.51 - 5.00                               37     14,047,848          2.64          4.921           720        379,672
5.01 - 5.50                              288    109,170,935         20.52          5.394           728        379,066
5.51 - 6.00                              647    228,593,532         42.97          5.809           724        353,313
6.01 - 6.50                              369    109,805,572         20.64          6.301           715        297,576
6.51 - 7.00                              202     54,658,398         10.27          6.773           708        270,586
7.01 - 7.50                               35     10,612,137          1.99          7.285           713        303,204
7.51 - 8.00                                9      2,847,837          0.54          7.780           686        316,426
8.01 - 8.50                                1        472,000          0.09          8.125           685        472,000
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Current Rate                     Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
4.50 & Below                            79.74%        84.33%        100.00%       100.00%
4.51 - 5.00                              71.58         85.51          50.97         92.68
5.01 - 5.50                              77.95         93.18          33.86         97.40
5.51 - 6.00                              78.31         94.56          26.36         92.58
6.01 - 6.50                              78.01         94.37          19.60         78.65
6.51 - 7.00                              78.81         93.43          15.23         57.14
7.01 - 7.50                              78.86         93.32           6.69         44.54
7.51 - 8.00                              78.51         95.18           3.93         62.79
8.01 - 8.50                              80.00         95.00           0.00        100.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
FICO                               Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
820 - 839                                  1       $328,450         0.06%          5.875           820       $328,450
800 - 819                                 22      7,752,047          1.46          5.785           806        352,366
780 - 799                                100     35,885,556          6.74          5.760           788        358,856
760 - 779                                163     55,995,797         10.52          5.882           768        343,532
740 - 759                                237     86,831,994         16.32          5.851           749        366,380
720 - 739                                245     81,808,574         15.38          5.917           729        333,913
700 - 719                                264     87,596,099         16.46          5.971           709        331,803
680 - 699                                285     92,723,508         17.43          5.952           690        325,346
660 - 679                                200     57,298,149         10.77          6.072           669        286,491
640 - 659                                 58     19,400,863          3.65          6.220           650        334,498
620 - 639                                 16      6,423,209          1.21          6.421           633        401,451
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
FICO                             Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
820 - 839                               79.99%        99.99%        100.00%       100.00%
800 - 819                                78.73         94.52          44.04         82.27
780 - 799                                78.47         93.31          30.24         85.52
760 - 779                                78.18         94.98          22.68         78.50
740 - 759                                78.51         94.46          23.44         87.88
720 - 739                                78.27         95.03          20.89         85.44
700 - 719                                78.29         94.90          23.33         85.01
680 - 699                                77.50         92.99          25.95         88.25
660 - 679                                77.57         91.25          28.37         87.14
640 - 659                                77.73         91.07          41.08         92.18
620 - 639                                75.64         90.31          53.47         89.12
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Original LTV                       Of Loans      Balance       Balance        Coupon      Current FICO     Balance
---------------------------------------------------------------------------------------------------------------------
30.00 & Below                              2       $583,500         0.11%          5.525           721       $291,750
30.01 - 40.00                              2        872,000          0.16          5.500           746        436,000
40.01 - 50.00                              4      1,966,701          0.37          5.482           705        491,675
50.01 - 60.00                             16      5,262,586          0.99          5.537           712        328,912
60.01 - 70.00                             79     40,538,296          7.62          5.998           707        513,143
70.01 - 80.00                          1,487    482,690,375         90.72          5.941           722        324,607
85.01 - 90.00                              1        130,790          0.02          5.750           640        130,790
---------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

                                    Weighted       Weighted
                                      Avg.           Avg.                      Pct. Owner
Original LTV                      Original LTV   Combined LTV  Pct. Full Doc    Occupied
-------------------------------------------------------------------------------------------
30.00 & Below                            18.21%        34.52%         29.99%        29.99%
30.01 - 40.00                             35.64         49.28           0.00        100.00
40.01 - 50.00                             47.64         64.32          14.22        100.00
50.01 - 60.00                             56.63         78.09          36.01         86.96
60.01 - 70.00                             66.91         83.79          31.18         88.08
70.01 - 80.00                             79.50         95.11          25.23         85.76
85.01 - 90.00                             89.00         94.90         100.00        100.00
-------------------------------------------------------------------------------------------
Total:                                   78.06%        93.83%         25.73%        85.97%
-------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding
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representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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including persons involved in the preparation or issuance of this material
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable
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The information contained herein will be superseded by the description of the
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any and all aspects of any potential transaction or structure described herein
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------------------------------------------------------------------------------


                           Sep 8, 2005 08:46                       Page 1 of 4

Goldman Sachs                           GSAA 05 11

==============================================================================



---------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Document Type                      Of Loans      Balance       Balance        Coupon      Current FICO     Balance
---------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                             462   $136,891,447        25.73%          5.768           718       $296,302
NO DOC                                   154     42,491,173          7.99          6.121           701        275,917
STATE INCOME/STATED ASSET                975    352,661,628         66.28          5.983           724        361,704
---------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------

                                    Weighted       Weighted
                                      Avg.           Avg.                      Pct. Owner
Document Type                     Original LTV   Combined LTV  Pct. Full Doc    Occupied
-------------------------------------------------------------------------------------------
FULL/ALT DOC                             77.78%        93.38%        100.00%        81.96%
NO DOC                                    74.98         89.10           0.00         75.36
STATE INCOME/STATED ASSET                 78.54         94.57           0.00         88.80
-------------------------------------------------------------------------------------------
Total:                                   78.06%        93.83%         25.73%        85.97%
-------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                  Pct. Of
                                                                  Pool By       Weighted      Weighted           Avg.
                                   Number         Principal     Principal     Avg. Gross          Avg.      Principal
Loan Purpose                        Of Loans        Balance       Balance         Coupon  Current FICO        Balance
----------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                             122    $45,809,149         8.61%          5.961           701       $375,485
PURCHASE                               1,270    428,384,279         80.52          5.949           727        337,310
RATE/TERM REFI                           199     57,850,819         10.87          5.845           695        290,708
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                      Weighted      Weighted
                                          Avg.          Avg.                   Pct. Owner
Loan Purpose                      Original LTV  Combined LTV  Pct. Full Doc      Occupied
------------------------------------------------------------------------------------------
CASHOUT REFI                            72.80%        85.24%         21.35%        90.34%
PURCHASE                                 79.07         95.35          25.16         84.57
RATE/TERM REFI                           74.77         89.34          33.39         92.85
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                  Pct. Of
                                                                  Pool By       Weighted      Weighted           Avg.
                                   Number         Principal     Principal     Avg. Gross          Avg.      Principal
Occupancy Status                    Of Loans        Balance       Balance         Coupon  Current FICO        Balance
----------------------------------------------------------------------------------------------------------------------
NON OWNER                                292    $59,395,936        11.16%          6.466           729       $203,411
OWNER OCCUPIED                         1,250    457,388,425         85.97          5.866           720        365,911
SECOND HOME                               49     15,259,887          2.87          6.064           716        311,426
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                      Weighted      Weighted
                                          Avg.          Avg.                   Pct. Owner
Occupancy Status                  Original LTV  Combined LTV  Pct. Full Doc      Occupied
------------------------------------------------------------------------------------------
NON OWNER                               77.81%        89.61%         33.63%         0.00%
OWNER OCCUPIED                           78.09         94.41          24.53        100.00
SECOND HOME                              78.42         92.59          30.95          0.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                  Pct. Of
                                                                  Pool By       Weighted      Weighted           Avg.
                                   Number         Principal     Principal     Avg. Gross          Avg.      Principal
Property Type                       Of Loans        Balance       Balance         Coupon  Current FICO        Balance
----------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                82    $24,894,130         4.68%          6.532           719       $303,587
CONDO                                    233     72,198,929         13.57          5.941           726        309,867
PUD                                      345    112,892,958         21.22          5.916           722        327,226
SINGLE FAMILY                            931    322,058,230         60.53          5.900           720        345,927
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                      Weighted      Weighted
                                          Avg.          Avg.                   Pct. Owner
Property Type                     Original LTV  Combined LTV  Pct. Full Doc      Occupied
------------------------------------------------------------------------------------------
2-4 FAMILY                              78.06%        90.50%         26.00%        44.60%
CONDO                                    78.82         94.64          30.60         81.19
PUD                                      78.21         94.54          32.79         87.08
SINGLE FAMILY                            77.84         93.65          22.14         89.85
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                  Pct. Of
                                                                  Pool By       Weighted      Weighted           Avg.
                                   Number         Principal     Principal     Avg. Gross          Avg.      Principal
State                               Of Loans        Balance       Balance         Coupon  Current FICO        Balance
----------------------------------------------------------------------------------------------------------------------
CA - Northern                            356   $165,263,405        31.06%          5.800           728       $464,223
CA - Southern                            296    127,798,024         24.02          5.866           725        431,750
FL                                       100     26,252,679          4.93          6.379           709        262,527
AZ                                        88     23,460,326          4.41          5.982           719        266,595
VA                                        70     22,702,570          4.27          5.980           717        324,322
WA                                        87     21,372,314          4.02          5.861           722        245,659
MD                                        60     17,684,791          3.32          5.821           720        294,747
CO                                        57     13,556,363          2.55          6.089           697        237,831
IL                                        57     13,264,180          2.49          6.239           711        232,705
NV                                        43     13,077,683          2.46          5.889           722        304,132
Other                                    377     87,611,912         16.47          6.133           712        232,392
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                      Weighted      Weighted
                                          Avg.          Avg.                   Pct. Owner
State                             Original LTV  Combined LTV  Pct. Full Doc      Occupied
------------------------------------------------------------------------------------------
CA - Northern                           77.75%        93.96%         19.70%        95.36%
CA - Southern                            78.16         94.11          22.58         93.49
FL                                       78.81         94.32          19.65         58.77
AZ                                       78.32         93.04          29.53         64.62
VA                                       77.59         95.06          37.39         94.02
WA                                       78.69         95.39          34.42         76.57
MD                                       78.11         94.86          49.05         85.78
CO                                       77.47         93.18          38.12         84.68
IL                                       79.57         93.99          25.96         73.32
NV                                       77.69         93.62          21.75         75.85
Other                                    78.10         92.41          31.30         75.02
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Zip Code                           Of Loans      Balance       Balance        Coupon      Current FICO     Balance
-----------------------------------------------------------------------------------------------------------------------
92563                                     13     $5,132,588         0.96%          5.804           722       $394,814
94514                                      5      3,146,050          0.59          5.558           717        629,210
95403                                      7      3,001,958          0.56          5.947           705        428,851
95472                                      5      2,975,200          0.56          5.922           758        595,040
91915                                      6      2,899,400          0.54          5.894           719        483,233
94941                                      4      2,766,000          0.52          6.110           716        691,500
95014                                      4      2,634,500          0.50          6.052           721        658,625
95687                                      5      2,542,988          0.48          5.800           746        508,598
94538                                      5      2,486,400          0.47          6.067           733        497,280
95404                                      4      2,403,850          0.45          5.888           747        600,963
Other                                  1,533    502,055,314         94.36          5.942           721        327,499
-----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  Weighted       Weighted
                                    Avg.           Avg.                      Pct. Owner
Zip Code                        Original LTV   Combined LTV  Pct. Full Doc    Occupied
-----------------------------------------------------------------------------------------
92563                                  79.99%        96.25%         31.82%        93.45%
94514                                   73.18         89.06          16.63        100.00
95403                                   77.47         97.08          14.99        100.00
95472                                   78.78         95.31          21.24        100.00
91915                                   79.34         95.68          28.76        100.00
94941                                   65.26         80.47          22.56        100.00
95014                                   76.26         94.92          51.02        100.00
95687                                   75.91         94.72          15.73        100.00
94538                                   79.92         99.00          40.96        100.00
95404                                   70.39         87.61           0.00        100.00
Other                                   78.19         93.86          25.78         85.20
-----------------------------------------------------------------------------------------
Total:                                 78.06%        93.83%         25.73%        85.97%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                           Sep 8, 2005 08:46                       Page 2 of 4

Goldman Sachs                           GSAA 05 11

==============================================================================


----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Remaining Months to Maturity       Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
301 - 360                              1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Remaining Months to Maturity     Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
301 - 360                               78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Amortization Type                  Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                               121    $33,991,860         6.39%          6.418           700       $280,924
10 YEAR ARM                                7      1,349,898          0.25          6.266           742        192,843
2 YEAR ARM                                96     30,980,306          5.82          5.859           728        322,712
3 YEAR ARM                               678    213,858,085         40.20          5.884           722        315,425
5 YEAR ARM                               659    243,049,820         45.68          5.925           722        368,816
7 YEAR ARM                                30      8,814,278          1.66          6.003           724        293,809
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Amortization Type                Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
1 YEAR ARM                              78.49%        91.16%         14.94%        55.44%
10 YEAR ARM                              79.85         93.87          41.50         79.51
2 YEAR ARM                               79.45         96.39           9.82         87.60
3 YEAR ARM                               78.68         95.28          19.01         88.83
5 YEAR ARM                               77.26         92.54          34.44         87.19
7 YEAR ARM                               78.44         95.32          43.75         95.79
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Prepayment Term Months             Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
0                                      1,223   $426,005,706        80.07%          5.897           722       $348,328
6                                          3      1,917,700          0.36          6.449           699        639,233
12                                        16      4,762,563          0.90          6.374           707        297,660
24                                         1        125,200          0.02          6.500           699        125,200
30                                         2        226,759          0.04          6.035           719        113,379
36                                       330     94,152,520         17.70          6.085           717        285,311
42                                         9      1,859,500          0.35          5.939           712        206,611
60                                         7      2,994,300          0.56          6.254           699        427,757
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Prepayment Term Months           Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
0                                       78.06%        93.79%         27.26%        87.69%
6                                        70.59         89.18           0.00        100.00
12                                       78.61         95.74          23.57         58.02
24                                       68.79        100.00           0.00        100.00
30                                       79.77         96.74           0.00         67.38
36                                       78.22         94.03          20.45         79.06
42                                       78.19         92.66           0.00         78.08
60                                       77.00         92.40          12.69        100.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Periodic Cap                       Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
1.00 - 1.49                              862   $274,356,742        51.57%          6.023           720       $318,279
1.50 - 1.99                                1        996,100          0.19          6.000           679        996,100
2.00 - 2.49                              728    256,691,406         48.25          5.848           722        352,598
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

                                    Weighted       Weighted
                                      Avg.           Avg.                      Pct. Owner
Periodic Cap                      Original LTV   Combined LTV  Pct. Full Doc    Occupied
-------------------------------------------------------------------------------------------
1.00 - 1.49                              78.85%        95.52%         16.21%        87.38%
1.50 - 1.99                               70.00         84.05           0.00        100.00
2.00 - 2.49                               77.26         92.05          36.01         84.41
-------------------------------------------------------------------------------------------
Total:                                   78.06%        93.83%         25.73%        85.97%
-------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Months to Rate Reset               Of Loans      Balance       Balance        Coupon      Current FICO     Balance
-----------------------------------------------------------------------------------------------------------------------
10 & Below                                14     $5,390,771         1.01%          6.405           689       $385,055
11 - 20                                  107     28,601,089          5.38          6.421           702        267,300
21 - 30                                   99     32,188,948          6.05          5.832           727        325,141
31 - 40                                  675    212,649,444         39.97          5.889           722        315,036
51 - 60                                  657    241,650,071         45.42          5.926           722        367,808
61 - 70                                    2      1,399,749          0.26          5.804           723        699,875
81 - 90                                   30      8,814,278          1.66          6.003           724        293,809
111 - 120                                  7      1,349,898          0.25          6.266           742        192,843
-----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------

                                  Weighted       Weighted
                                    Avg.           Avg.                      Pct. Owner
Months to Rate Reset            Original LTV   Combined LTV  Pct. Full Doc    Occupied
-----------------------------------------------------------------------------------------
10 & Below                             79.64%        91.22%         19.42%        59.70%
11 - 20                                 78.27         91.14          14.10         54.64
21 - 30                                 79.18         96.08          10.08         87.43
31 - 40                                 78.72         95.32          19.02         88.86
51 - 60                                 77.27         92.53          34.23         87.12
61 - 70                                 75.72         94.29          71.44        100.00
81 - 90                                 78.44         95.32          43.75         95.79
111 - 120                               79.85         93.87          41.50         79.51
-----------------------------------------------------------------------------------------
Total:                                 78.06%        93.83%         25.73%        85.97%
-----------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Maximum Lifetime Rate              Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
9.50 - 9.99                                5     $3,077,900         0.58%          4.670           767       $615,580
10.00 - 10.49                             37     12,525,383          2.35          5.246           715        338,524
10.50 - 10.99                            252     78,253,147         14.71          5.658           723        310,528
11.00 - 11.49                            266     88,704,907         16.67          5.650           721        333,477
11.50 - 11.99                            511    191,441,813         35.98          5.807           726        374,642
12.00 - 12.49                            281     89,092,148         16.75          6.235           722        317,054
12.50 - 12.99                            198     57,780,118         10.86          6.733           702        291,819
13.00 - 13.49                             38     10,273,495          1.93          7.046           707        270,355
13.50 - 13.99                              2        535,337          0.10          7.724           638        267,669
14.00 - 14.49                              1        360,000          0.07          8.000           707        360,000
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Maximum Lifetime Rate            Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
9.50 - 9.99                             79.84%        87.84%         59.61%       100.00%
10.00 - 10.49                            78.23         91.46          48.92         91.71
10.50 - 10.99                            77.82         92.91          43.19         89.44
11.00 - 11.49                            77.55         93.29          30.97         91.45
11.50 - 11.99                            78.18         94.57          24.30         92.64
12.00 - 12.49                            78.01         94.30          16.57         77.63
12.50 - 12.99                            78.71         93.95           9.26         71.06
13.00 - 13.49                            78.55         91.67          10.01         39.33
13.50 - 13.99                            72.09         90.00           0.00         20.89
14.00 - 14.49                            80.00         90.00           0.00          0.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                           Sep 8, 2005 08:46                       Page 3 of 4

Goldman Sachs                           GSAA 05 11

==============================================================================



----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Minimum Lifetime Rate              Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
2.00 - 2.49                              954   $355,482,903        66.81%          5.826           721       $372,624
2.50 - 2.99                              560    146,508,231         27.54          6.213           719        261,622
3.00 - 3.49                               48     15,094,343          2.84          5.592           731        314,465
3.50 - 3.99                                8      4,492,091          0.84          6.431           717        561,511
4.00 - 4.49                                1        545,187          0.10          7.500           633        545,187
5.50 - 5.99                                7      3,497,794          0.66          5.569           750        499,685
6.00 - 6.49                                9      4,611,700          0.87          6.231           723        512,411
6.50 - 6.99                                3      1,372,000          0.26          6.742           677        457,333
7.50 - 7.99                                1        440,000          0.08          7.750           726        440,000
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Minimum Lifetime Rate            Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
2.00 - 2.49                             77.96%        94.01%         23.73%        93.44%
2.50 - 2.99                              78.67         93.50          29.28         66.71
3.00 - 3.49                              76.11         92.20          52.89         95.14
3.50 - 3.99                              74.82         94.83           0.00         76.38
4.00 - 4.49                              80.00         90.00           0.00        100.00
5.50 - 5.99                              78.31         94.61          33.93         78.56
6.00 - 6.49                              75.19         93.45           0.00        100.00
6.50 - 6.99                              78.93         95.68          33.24        100.00
7.50 - 7.99                              80.00         99.95           0.00        100.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Margin                             Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
2.00 - 2.49                              980   $368,266,753        69.22%          5.839           721       $375,782
2.50 - 2.99                              557    145,092,331         27.27          6.205           720        260,489
3.00 - 3.49                               48     14,916,375          2.80          5.624           731        310,758
3.50 - 3.99                                4      2,227,502          0.42          6.834           685        556,876
4.00 - 4.49                                1        545,187          0.10          7.500           633        545,187
4.50 - 4.99                                1        996,100          0.19          6.000           679        996,100
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Margin                           Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
2.00 - 2.49                             77.94%        94.01%         23.56%        93.46%
2.50 - 2.99                              78.66         93.49          29.56         66.38
3.00 - 3.49                              76.54         93.13          48.40         95.08
3.50 - 3.99                              73.79         95.23           0.00         52.36
4.00 - 4.49                              80.00         90.00           0.00        100.00
4.50 - 4.99                              70.00         84.05           0.00        100.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
First Adjustment Cap               Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
1.00 & Below                               1       $617,039         0.12%          4.875           691       $617,039
1.01 - 1.50                                1        996,100          0.19          6.000           679        996,100
1.51 - 2.00                              159     43,370,421          8.15          6.191           707        272,770
2.51 - 3.00                              146     46,326,092          8.71          5.839           728        317,302
4.51 - 5.00                            1,041    314,276,369         59.07          5.978           719        301,899
5.51 - 6.00                              243    126,458,227         23.77          5.795           728        520,404
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
First Adjustment Cap             Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
1.00 & Below                            65.00%        80.00%          0.00%       100.00%
1.01 - 1.50                              70.00         84.05           0.00        100.00
1.51 - 2.00                              77.74         90.97          31.21         63.11
2.51 - 3.00                              79.11         96.08          21.73         89.89
4.51 - 5.00                              78.75         94.71          24.96         84.76
5.51 - 6.00                              76.20         91.93          27.57         95.20
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
                                   Number       Principal     Principal     Avg. Gross        Avg.        Principal
Periodic Lifetime Cap              Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                              516   $156,864,210        29.48%          6.004           718       $304,000
5.51 - 6.00                            1,073    373,566,899         70.21          5.913           722        348,152
6.51 - 7.00                                2      1,613,139          0.30          5.570           684        806,569
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
                                     Avg.           Avg.                      Pct. Owner
Periodic Lifetime Cap            Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
4.51 - 5.00                             78.27%        93.63%         35.75%        83.01%
5.51 - 6.00                              78.02         93.96          21.63         87.15
6.51 - 7.00                              68.09         82.50           0.00        100.00
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
Distribution by Interest Only      Number       Principal     Principal     Avg. Gross        Avg.        Principal
Loans                              Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
N                                        120    $33,372,578         6.27%          6.084           714       $278,105
Y                                      1,471    498,671,670         93.73          5.929           721        339,002
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                   Weighted       Weighted
Distribution by Interest Only        Avg.           Avg.                      Pct. Owner
Loans                            Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
N                                       76.35%        90.25%         31.68%        74.48%
Y                                        78.18         94.06          25.33         86.74
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                               Pct. Of
                                                               Pool By       Weighted       Weighted        Avg.
Distribution by Interest Only      Number       Principal     Principal     Avg. Gross        Avg.        Principal
Term                               Of Loans      Balance       Balance        Coupon      Current FICO     Balance
----------------------------------------------------------------------------------------------------------------------
0.000                                    120    $33,372,578         6.27%          6.084           714       $278,105
36.000                                   104     38,340,115          7.21          5.609           726        368,655
60.000                                   160     68,042,210         12.79          5.838           730        425,264
84.000                                     9      2,739,955          0.51          6.084           749        304,439
120.000                                1,198    389,549,389         73.22          5.975           719        325,166
----------------------------------------------------------------------------------------------------------------------
Total:                                 1,591   $532,044,248       100.00%          5.939           721       $334,409
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------

                                   Weighted       Weighted
Distribution by Interest Only        Avg.           Avg.                      Pct. Owner
Term                             Original LTV   Combined LTV  Pct. Full Doc    Occupied
------------------------------------------------------------------------------------------
0.000                                   76.35%        90.25%         31.68%        74.48%
36.000                                   76.73         93.47          36.46         93.27
60.000                                   77.45         92.66          43.82         88.55
84.000                                   79.03         97.88          60.24         95.25
120.000                                  78.44         94.34          20.76         85.72
------------------------------------------------------------------------------------------
Total:                                  78.06%        93.83%         25.73%        85.97%
------------------------------------------------------------------------------------------


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